EXHIBIT 24

FORM 10-K

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or DAVID M. STAPLES, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 30, 2002, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

Date	Signature

April 2, 2002	/s/ Alex J. DeYonker
Alex J. DeYonker Director

FORM 10-K

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or DAVID M. STAPLES, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 30, 2002, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

Date	Signature

April 3, 2002	/s/ Elson S. Floyd
Elson S. Floyd Director

FORM 10-K

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or DAVID M. STAPLES, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 30, 2002, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

Date	Signature

April 3, 2002	/s/ Gregory P. Josefowicz
Gregory P. Josefowicz Director

FORM 10-K

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or DAVID M. STAPLES, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 30, 2002, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

Date	Signature

April 9, 2002	/s/ Joel A. Levine
Joel A. Levine Director

FORM 10-K

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or DAVID M. STAPLES, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 30, 2002, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

Date	Signature

April 3, 2002	/s/ Elizabeth A. Nickels
Elizabeth A. Nickels Director

FORM 10-K

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or DAVID M. STAPLES, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 30, 2002, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

Date	Signature

April 9, 2002	/s/ Kenneth T. Stevens
Kenneth T. Stevens Director

FORM 10-K

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or DAVID M. STAPLES, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 30, 2002, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

Date	Signature

April 5, 2002	/s/ Russell H. VanGilder, Jr.
Russell H. VanGilder, Jr. Director

FORM 10-K

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or DAVID M. STAPLES, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 30, 2002, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

Date	Signature

June 19, 2002	/s/ Richard B. Iott
Richard B. Iott Director